Exhibit 32.1

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO SECTION 906
OF THE SARBANES-OXLEY ACT OF 2002

     In connection with the Annual Report of Palmerston Stock Agency, Inc. (the “Company”) on Form 10-K for the year ended April 30, 2012 as filed with the Securities and Exchange Commission on the date hereof (the “Form 10-K”), I, Ian Raleigh, President, Principle Executive Officer and Principle Financial Officer of the Company, hereby certify, pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that to the best of my knowledge:

(1) The Form 10-K fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Form 10-K fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: July 20, 2012	/s/ Ian Raleigh
Ian Raleigh
President, Chief Financial Officer, (Principal Executive Officer, Principal Financial Officer and Chief Accounting Officer)